EXHIBIT 32
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                      WRITTEN CERTIFICATION OF
         CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
     PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     The undersigned the Chief Executive Officer and Chief Financial Officer of AMLI Residential Properties Trust ("AMLI"), each hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of each of their knowledge:

     (a) AMLI's Report on Form 10-Q for the quarterly period ended March 31, 2004 filed with the Securities and Exchange
           Commission fully complies with the requirements of
           Section 13(a) or 15(d) of the Securities Exchange Act of
           1934; and

     (b) that information contained in AMLI's Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of AMLI.




Date:      May 5, 2004           By:  /s/ Gregory T. Mutz
                                      ------------------------------
                                      Gregory T. Mutz
                                      Chief Executive Officer



Date:      May 5, 2004           By:  /s/ Robert J. Chapman
                                      ------------------------------
                                      Robert J. Chapman
                                      Chief Financial Officer